Exhibit 10.43

AMENDMENT NO. 1 TO OFFTAKE SUPPLY AGREEMENT

This Amendment No. 1 (this “Amendment”) is made effective October 24th 2019 (the “Effective Date”) to Offtake Supply Agreement between Pepsi-Cola Advertising and Marketing, Inc. (“Pepsi”) and Micromidas, Inc. (dba Origin Materials) (“Supplier”) dated August 3, 2018 (the “Agreement”).

RECITALS

A. The parties have entered into the Agreement.

B. The parties wish to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises set forth herein, Pepsi and Supplier hereby agree, as of the Effective Date, as follows:

1.	DEFINITIONS:

In order to correct a cross reference in the definition of “Triggering Event”, subsection (i) is hereby deleted in its entirety and replaced with the following:

(i)	the Supplier’s failure to fulfill any of the conditions precedent described in Article 4.

2.	NEW PLANT OFFTAKE VOLUME:

Section 9.2 “New Plant Offtake Volume” is hereby deleted in its entirety and replaced with the following:

During the New Plant Term, Pepsi and the Converters shall purchase and take delivery of Bio-pX produced at the New Plant and made available by the Supplier or the Supplier Affiliate in accordance with the terms of this Agreement, including but not limited to Article 7.5, in an amount equal to the New Plant Offtake Volume; provided however, Pepsi shall have the right but not the obligation in its sole discretion, to purchase [***] of the total amount of the New Plant Offtake Volume. Pepsi and the Bottle Manufacturers shall pay the Supplier or the applicable Supplier Affiliate for such Bio-PET in accordance with the terms of Article 8. Notwithstanding anything herein to the contrary, Pepsi agrees that, in the event that Pepsi fails to place Orders for and take delivery of [***] of Bio-pX on the terms set forth herein, including but not limited to Article 7.5, Pepsi shall still be obligated to pay the Supplier with respect to such amount of Bio-pX as though Pepsi had placed Orders for and taken delivery of such amount of Bio-pX pursuant to the terms of this Agreement.

3.	GENERAL:

All other terms and conditions of the Agreement will remain in full force and effect. Capitalized terms used herein but not defined have the meanings assigned in the. Agreement.

The parties have caused this Amendment to be executed by their respective authorized representatives below.

PEPSI-COLA ADVERTISING AND MARKETING, INC.

By:	[***]
Name:	[***]
Title:	SVP, CPO
Date:	October 31, 2019

By:
Name:
Title:
Date:

MICROMIDAS, INC. (DBA ORIGIN MATERIALS)

By	/s/ John Bissell
Name:	John Bissell
Title:	CEO
Date:	2019-10-24 | 11:09 PDT

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